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                      SUPPLEMENT DATED JUNE 3, 2005 TO THE
                       VAN KAMPEN EQUITY AND INCOME FUND

               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                        PROSPECTUS DATED APRIL 29, 2005,
                  AS PREVIOUSLY SUPPLEMENTED ON APRIL 29, 2005
                   AND THE CLASS R SHARES AND CLASS I SHARES
                        PROSPECTUS DATED APRIL 29, 2005,
                   AS PREVIOUSLY SUPPLEMENTED ON MAY 23, 2005

     The Prospectuses are hereby supplemented as follows:

          The section entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

          PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Equity Income team. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are James A. Gilligan and David S. Horowitz, each a Managing Director of the Adviser, James O. Roeder and Gerhardt Herbert, each an Executive Director of the Adviser, and Thomas B. Bastian, Sergio Marcheli and Vincent E. Vizachero, each a Vice President of the Adviser.

          Mr. Gilligan has worked for the Adviser since 1985 and joined the team managing the Fund in 1990. Mr. Horowitz has worked for the Adviser since 1995 and joined the team managing the Fund in 2005. Prior to 2005, Mr. Horowitz was a portfolio manager with the Adviser. Mr. Roeder has worked for the Adviser since 1999 and joined the team managing the Fund in 1999. Mr. Herbert has worked for the Adviser since 1994 and joined the team managing the Fund in 2005. Prior to 2005, Mr. Herbert worked in an investment management capacity with the Adviser. Mr. Marcheli has worked for the Adviser since 2002 and joined the team managing the Fund in 2003. From 2002-2003, Mr. Marcheli worked in an investment management capacity with the Adviser and prior to that, he worked in a marketing capacity for an affiliate of the Adviser. Mr. Bastian has worked for the Adviser since 2003 and joined the team managing the Fund in 2003. Prior to 2003, Mr. Bastian was a portfolio manager with Eagle Asset Management. Mr. Vizachero has worked for the Adviser since 2001 and joined the team managing the Fund in 2001. Prior to 2001, Mr. Vizachero was an analyst at Fidelity Investments.
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          Messrs. Gilligan and Horowitz are the lead portfolio managers of the
     Fund. Each member is responsible for specific sectors, except Mr. Marcheli who aids in providing research in all sectors as needed. Mr. Marcheli also manages the cash position in the Fund. All team members are responsible for the day-to-day management of the Fund and Messrs. Gilligan and Horowitz are responsible for the execution of the overall strategy of the Fund.

          The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

          The composition of the team may change without notice from time to time.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                     EQISPT 6/05